STOCK PURCHASE AGREEMENT

                                  by and between

                          AMERINET FINANCIAL SERVICES, INC.
                                a Nevada corporation

                                        and

                          JONES NAUGHTON ENTERTAINMENT, INC.
                               a Colorado corporation

                             STOCK PURCHASE AGREEMENT


STOCK PURCHASE AGREEMENT ("Agreement"), dated August ___,
1996, by and among AmeriNet Financial Services, Inc., a Nevada corporation (hereinafter called "ANFS") and Jones Naughton
Entertainment, Inc., a Colorado corporation (hereinafter called "JNE").

                               W I T N E S S E T H

WHEREAS, JNE desires to sell 1,000 shares of the common stock (the "RETN Shares") of Real Estate Television Network, Inc., a Nevada corporation ("RETN") to ANFS, consisting of 100% of the issued and outstanding common stock of RETN, on the terms and conditions set forth in this Stock Purchase Agreement (hereinafter called "Agreement"); and

WHEREAS, ANFS desires to issue and sell an aggregate of 1,250,000 of its Series A Convertible Preferred Stock (the
"Preferred Stock") to JNE in consideration for the transfer of the RETN Shares to ANFS on the terms and conditions set forth in this Agreement;

NOW THEREFORE, in consideration of the premises and respective mutual agreements, covenants, representations and warranties herein contained, it is agreed between the parties hereto as follows:


                                     ARTICLE 1.
                           SALE AND PURCHASE OF THE SHARES

1. Sale of the RETN Shares. At the date of the signing of this Agreement as provided in Section 3.1 hereto (the "Closing"), subject to the terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, JNE shall sell to ANFS, and ANFS shall purchase from JNE, the RETN shares.

2. Sale of the ANFS Initial Preferred Shares. At the Closing, subject to the terms and conditions herein set forth, and on the basis of the representations, warrants and agreements herein contained, ANFS shall sell to JNE and JNE shall purchase from ANFS, 1,000,000 shares of Series A Preferred Stock (the "Preferred Stock") of ANFS (the "ANFS Initial Preferred Shares"). The Preferred Stock shall be in accordance with the terms of that certain Certificate of Designation of Series A Convertible Preferred Stock, attached hereto as Exhibit A and incorporated herein by reference.

3.  Sale of the ANFS Subsequent Preferred Shares.
On the date which is 180 days from the Closing, ANFS shall issue and deliver to JNE an additional 250,000 shares of Preferred Stock provided that (i) the Closing set forth herein shall have occurred and (ii) RETN shall have sold and delivered not less than 10 real estate satellite systems to new clients subsequent to the date of Closing.

4. Instruments of Conveyance and Transfer. At the Closing, JNE shall deliver certificates representing 1,000 shares of RETN (100% of the issued and outstanding shares) to and registered in ANFS's name, in form and substance satisfactory to ANFS as shall be effective to vest in ANFS all right, title and interest in and to all of the RETN Shares. At the Closing, ANFS shall deliver certificates representing 1,000,000 shares of Preferred Stock to and registered in JNE's name, in form and substance satisfactory to JNE as shall be effective to vest in JNE all right, title and interest in and to all of the ANFS Initial Preferred Shares. At the date which is 180 days from the Closing, and provided the conditions set forth in Section 1.3 have been satisfied, ANFS shall deliver certificates representing 250,000 shares of Preferred Stock to and registered in JNE's name, in form and substance satisfactory to JNE as shall be effective to vest in JNE all right, title and interest in and to all of the ANFS Subsequent Preferred Shares.

                                       ARTICLE  1.
                             REPRESENTATIONS AND WARRANTIES

5. Representations and Warranties of JNE. To induce ANFS to enter into this Agreement and to consummate the transactions contemplated hereby, JNE represents and warrants, as of the date hereof and as of the Closing, as follows:

6. Corporate Existence and Authority of JNE. JNE is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. It has all requisite corporate power, franchises, licenses, permits and authority to own its properties and assets and to carry on its business as it has been and is being conducted. It is in good standing in each state, nation or other jurisdiction in each state, nation or other jurisdiction wherein the character of the business transacted by it makes such qualification necessary.

7.  Corporate Existence and Authority of RETN.
RETN is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. It has all requisite corporate power, franchises, licenses, permits and authority to own its properties and assets and to carry on its business as it has been and is being conducted. It is in good standing in each state, nation or other jurisdiction in each state, nation or other jurisdiction wherein the character of the business transacted by it makes such qualification necessary.

8.  Capitalization of RETN.  The authorized equity
securities of RETN consists of ___________ shares of common stock, of which 1,000 shares are issued and outstanding. No other shares of capital stock of RETN are issued and outstanding. All of the issued and outstanding shares have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and nonassessable. There are no options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by RETN which provide for the purchase, issuance or transfer of any shares of the
capital stock of RETN nor are there any outstanding securities granted or issued by RETN that are convertible into any shares of
the equity securities of RETN, and none is authorized.   RETN is not
obligated or committed to purchase, redeem or otherwise acquire any of its equity. All presently exercisable voting rights in RETN are vested exclusively in its outstanding shares of common stock, each share of which is entitled to one vote on every matter to come before it's shareholders, and other than as may be contemplated by this Agreement, there are no voting trusts or other voting arrangements with respect to any of RETN's equity securities.

9. Subsidiaries. "Subsidiary" or "Subsidiaries" means all corporations, trusts, partnerships, associations, joint ventures or other Persons, as defined below, of which a corporation or any other Subsidiary of such corporation owns not less than twenty percent (20%)of the voting securities or other equity or of which such corporation or any other Subsidiary of such corporation possesses, directly or indirectly, the power to direct or cause the direction of the management and policies, whether through ownership of voting shares, management contracts or otherwise. "Person" means any individual, corporation,trust, association, partnership, proprietorship, joint venture or other entity. There are no Subsidiaries of RETN.

10. Execution of Agreement. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not: (a) violate, conflict with, modify or cause any default under or acceleration of (or give any party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law or any other restriction of any kind to which either JNE or RETN is a party or by which either of them or any of their properties are bound; (b) result in the creation of any security interest, lien, encumbrance, adverse claim, proscription or restriction on any property or asset (whether real, personal, mixed, tangible or intangible), right, contract, agreement or business of JNE or RETN; (c) violate any law, rule or regulation of any federal or state regulatory agency; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on JNE or RETN or any of their respective actions.

11.  Taxes.

1 Except as set forth in Schedule 2.1.6, all taxes, assessments, fees, penalties, interest and other governmental charges with respect to RETN which have become due and payable on the date hereof have been paid in full or adequately reserved against by RETN, (including without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees' income withholding, social security and unemployment taxes), and all interest and penalties thereon with respect to the periods then ended and for all periods thereto;

1 .1 Except as set forth in Schedule 2.1.6, there are no agreements, waivers or other arrangements providing for an extension of time with respect to the assessment of any tax or deficiency against RETN, nor are there any actions, suits, proceedings, investigations or claims now pending against RETN, nor are there any actions, suits, proceedings, investigations or claims now pending against RETN in respect of any tax or assessment, or any matters under discussion with any federal, state, local or foreign authority relating to any taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority, and there is no basis for the assertion of any additional taxes or assessments against RETN, and

1.2 The consummation of the transactions contemplated by this Agreement will not result in the imposition of any additional taxes on or assessments against RETN.

1. Disputes and Litigation. There is no suit, action, litigation, proceeding, investigation, claim, complaint, or accusation pending, threatened against or affecting RETN or any of its properties, assets or business or to which RETN is a party, in any court or before any arbitrator of any kind or before or by any governmental agency (including, without limitation, any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality), and there is no basis for such suit, action, litigation, proceeding, investigation, claim, complaint, or accusation; (b) there is no pending or threatened change in any environmental, zoning or building laws, regulations or ordinances which affect or could affect RETN or any of its properties, assets or businesses; and (c) there is no outstanding order, writ, injunction, decree, judgment or award by any court, arbitrator or governmental body against or affecting RETN or any of its properties, assets or business. There is no litigation, proceeding, investigation, claim, complaint or accusation, formal or informal, or arbitration pending, or any of the aforesaid threatened, or any contingent liability which would give rise to any right of indemnification or similar right on the part of any director or officer of RETN or any such person's heirs, executors or administrators as against RETN.

1. Compliance with laws. RETN has at all times been, and presently is, in full compliance with, and has not received notice of any claimed violation of, any applicable federal, state, local, foreign and other laws, rules and regulations. RETN has filed all returns, reports and other documents and furnished all information required or requested by any federal, state, local or foreign governmental agency and all such returns, reports, documents and information are true and complete in all respects. All permits, licenses, orders, franchises and approvals of all federal, state, local or foreign governmental or regulatory bodies required of RETN for the conduct of its business have been obtained, no violations are or have been recorded in respect of any such permits, licenses, orders, franchises and approvals, and there is no litigation, proceeding, investigation, arbitration, claim, complaint or accusation, formal or informal, pending or threatened, which may revoke, limit, or question the validity, sufficiency or continuance of any such permit, license, order, franchise or approval. Such permits, licenses, orders, franchises and approvals are valid and sufficient for all activities presently carried on by RETN.

2. Guaranties. RETN has not guaranteed any dividend, obligation or indebtedness of any Person; nor has any Person guaranteed any dividend, obligation or indebtedness of RETN.

3. Books and Records. RETN keeps its books, records and accounts (including, without limitation, those kept for financial reporting purposes and for tax purposes) in accordance with good business practice and in sufficient detail to reflect the transactions and dispositions of its assets, liabilities and equities. The minute books of the RETN contain records of its shareholders' and directors' meetings and of action taken by such shareholders and directors. The meeting of directors and shareholders referred to in such minute books were duly called and held, and the resolutions appearing in such minute books were duly adopted. The signatures appearing on all documents contained in such minute books are the true signatures of the persons purporting to have signed the same.

4. Representations and Warranties of ANFS. To induce JNE to enter into this Agreement and to consummate the transactions contemplated hereby, ANFS represents and warrants, as of the date hereof and as of the Closing, as follows:

5.  Corporate Existence and Authority of ANFS.
ANFS is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. It has all requisite corporate power, franchises, licenses, permits and authority to own its properties and assets and to carry on its business as it has been and is being conducted. It is in good standing in each state, nation or other jurisdiction in each state, nation or other jurisdiction wherein the character of the business transacted by it makes such qualification necessary.

6.  Capitalization of ANFS.  The authorized equity
securities of ANFS consists of           shares of common stock,
of which                 shares are issued and outstanding, and
10,000,000 shares of Preferred Stock, of which no shares are issued and outstanding. No other shares of capital stock of ANFS are issued and outstanding. All of the issued and outstanding shares have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and nonassessable. Except as set forth in Schedule 2.2.2, there are no options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by ANFS which provide for the purchase, issuance or transfer of any shares of the capital stock of ANFS nor are there any outstanding securities granted or issued by ANFS that are convertible into any shares of
the equity securities of ANFS, and none is authorized.   Except as
set forth in Schedule 2.2.2, ANFS is not obligated or committed to purchase, redeem or otherwise acquire any of its equity. All presently exercisable voting rights in ANFS are vested exclusively in its outstanding shares of common stock, each share of which is entitled to one vote on every matter to come before it's shareholders, and other than as may be contemplated by this Agreement, there are no voting trusts or other voting arrangements with respect to any of ANFS's equity securities.

7.  Subsidiaries.  There are no Subsidiaries of ANFS.

8. Execution of Agreement. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not: (a) violate, conflict with, modify or cause any default under or acceleration of (or give any party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law or any other restriction of any kind to which ANFS is a party or by which it or any of its properties are bound;
(b) result in the creation of any security interest, lien, encumbrance, adverse claim, proscription or restriction on any property or asset (whether real, personal, mixed, tangible or intangible), right, contract, agreement or business of ANFS; (c) violate any law, rule or regulation of any federal or state regulatory agency; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on ANFS or any of its actions.

9.  Taxes.

 1   All taxes, assessments, fees, penalties, interest and other governmental charges with respect to ANFS which have become due and payable on the date hereof have been paid in full or adequately reserved against by ANFS, (including without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees' income withholding, social security and unemployment taxes), and all interest and penalties thereon with respect to the periods then ended and for all periods thereto;


1 .1   There are no agreements, waivers or other
arrangements providing for an extension of time with respect to the assessment of any tax or deficiency against ANFS, nor are there any actions, suits, proceedings, investigations or claims now pending against ANFS, nor are there any actions, suits, proceedings, investigations or claims now pending against ANFS in respect of any tax or assessment, or any matters under discussion with any federal, state, local or foreign authority relating to any taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority, and there is no basis for the assertion of any additional taxes or assessments against ANFS, and

1 .2   The consummation of the transactions contemplated
by this Agreement will not result in the imposition of any additional taxes on or assessments against ANFS.

1. Disputes and Litigation. There is no suit, action, litigation, proceeding, investigation, claim, complaint, or accusation pending, threatened against or affecting ANFS or any of its properties, assets or business or to which ANFS is a party, in any court or before any arbitrator of any kind or before or by any governmental agency (including, without limitation, any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality), and there is no basis for such suit, action, litigation, proceeding, investigation, claim, complaint, or accusation; (b) there is no pending or threatened change in any environmental, zoning or building laws, regulations or ordinances which affect or could affect ANFS or any of its properties, assets or businesses; and (c) there is no outstanding order, writ, injunction, decree, judgment or award by any court, arbitrator or governmental body against or affecting ANFS or any of its properties, assets or business. There is no litigation, proceeding, investigation, claim, complaint or accusation, formal or informal, or arbitration pending, or any of the aforesaid threatened, or any contingent liability which would give rise to any right of indemnification or similar right on the part of any director or officer of ANFS or any such person's heirs, executors or administrators as against ANFS.

1. Compliance with laws. ANFS has at all times been, and presently is, in full compliance with, and has not received notice of any claimed violation of, any applicable federal, state, local, foreign and other laws, rules and regulations. ANFS has filed all returns, reports and other documents and furnished all information required or requested by any federal, state, local or foreign governmental agency and all such returns, reports, documents and information are true and complete in all respects. All permits, licenses, orders, franchises and approvals of all federal, state, local or foreign governmental or regulatory bodies required of ANFS for the conduct of its business have been obtained, no violations are or have been recorded in respect of any such permits, licenses, orders, franchises and approvals, and there is no litigation, proceeding, investigation, arbitration, claim, complaint or accusation, formal or informal, pending or threatened, which may revoke, limit, or question the validity, sufficiency or continuance of any such permit, license, order, franchise or approval. Such permits, licenses, orders, franchises and approvals are valid and sufficient for all activities presently carried on by ANFS.

2. Guaranties. ANFS has not guaranteed any dividend, obligation or indebtedness of any Person; nor has any Person guaranteed any dividend, obligation or indebtedness of ANFS.

3. Books and Records. ANFS keeps its books, records and accounts (including, without limitation, those kept for financial reporting purposes and for tax purposes) in accordance with good business practice and in sufficient detail to reflect the transactions and dispositions of its assets, liabilities and equities. The minute books of the ANFS contain records of its shareholders' and directors' meetings and of action taken by such shareholders and directors. The meeting of directors and shareholders referred to in such minute books were duly called and held, and the resolutions appearing in such minute books were duly adopted. The signatures appearing on all documents contained in such minute books are the true signatures of the persons purporting to have signed the same.

                                     ARTICLE  4.
                          CLOSING AND DELIVERY OF DOCUMENTS

5. Closing. The Closing shall be deemed to have occurred as of the date of signing of this Agreement. Subsequent to the signing, the following shall occur as a single integrated transaction:

6.  Delivery by JNE:

(a) JNE shall deliver to ANFS the stock
certificates and all instruments of conveyance and transfer required by Section 1.1.

(b) JNE shall deliver, or cause to be delivered, to ANFS such instruments, documents and certificates as are required to be delivered by JNE or its representatives pursuant to the provisions of this Agreement.

7.  Delivery by ANFS:

(a) ANFS shall deliver to JNE the stock
certificates and all instruments of conveyance and transfer required by Section 1.2.

(b) ANFS shall deliver, or cause to be delivered, to JNE such instruments, documents and certificates as are required to be delivered by ANFS or its representatives pursuant to the provisions of this Agreement.

8.  Subsequent Delivery by ANFS:

(a) On the date which is 180 days from the Closing, provided the conditions of Section 1.3 are satisified, ANFS shall deliver to JNE the stock certificates and all instruments of conveyance and transfer required by Section 1.3.

(b) ANFS shall deliver, or cause to be delivered, to JNE such instruments, documents and certificates as are required to be delivered by ANFS or its representatives pursuant to the provisions of this Agreement.

                                     ARTICLE  9.
                          TERMINATION, AMENDMENT AND WAIVER

10. Termination. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing by the mutual consent of all of the parties;

11. Waiver and Amendment. Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all parties hereto.


                                     ARTICLE  12.
                                      COVENANTS

13. To induce ANFS to enter into this Agreement and to consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation or warranty made
JNE covenants and agrees as follows:

14. Notices and Approvals. JNE agrees: (a) to give and to cause RETN to give all notices to third parties which may be necessary or deemed desirable by ANFS in connection with this Agreement and the consummation of the transactions contemplated hereby; (b) to use its best efforts to obtain and to cause RETN to obtain, all federal and state governmental regulatory agency approvals, consents, permit, authorizations, and orders necessary or deemed desirable by ANFS in connection with this Agreement and the consummation of the transaction contemplated hereby; and (c) to use its best efforts to obtain, and to cause RETN to obtain, all consents and authorizations of any other third parties necessary or deemed desirable by ANFS in connection with this Agreement and the consummation of the transactions contemplated hereby.

15.  Information for ANFS's Statements and Applications.
JNE and RETN and their employees, accountants and attorneys shall cooperate fully with ANFS in the preparation of any statements or applications made by ANFS to any federal or state governmental regulatory agency in connection with this Agreement and the transactions contemplated hereby and to furnish ANFS with all information concerning JNE and RETN necessary or deemed desirable by ANFS for inclusion in such statements and applications, including, without limitation, all requisite financial statements and schedules.

16. Access to Information. ANFS, together with its appropriate attorneys, agents and representatives, shall be permitted to make the full and complete investigation of JNE and RETN and have full access to all of the books and records of the other during reasonable business hours. Notwithstanding the foregoing, such parties shall treat all such information as confidential and shall not disclose such information without the prior consent of the other.

17. To induce JNE to enter into this Agreement and to consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation or warranty made
ANFS covenants and agrees as follows:

18. Consulting Agreement. ANFS agrees that ANFS shall enter into a consulting agreement with an entity to be determined by JNE pursuant to which such entity shall receive compensation equal to 250,000 free trading shares of common stock of ANSF for the period specified in such agreement.

19. Access to Information. JNE, together with its appropriate attorneys, agents and representatives, shall be permitted to make the full and complete investigation of ANFS and have full access to all of the books and records of the other during reasonable business hours. Notwithstanding the foregoing, such parties shall treat all such information as confidential and shall not disclose such information without the prior consent of the other.

                                     ARTICLE  20.
                                    MISCELLANEOUS

21. Expenses. Except as otherwise specifically provided for herein, whether or not the transactions contemplated hereby are consummated, each of the parties hereto shall bear all taxes of any nature (including, without limitation, income, franchise, transfer and sales taxes) and all fees and expenses relating to or arising from its compliance with the various provisions of this Agreement and such party's covenants to be performed hereunder, and except as otherwise specifically provided for herein, each of the parties hereto agrees to pay all of its own expenses (including, without limitation, attorneys and accountants' fees and printing expenses) incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same and the preparations made for carrying the same into effect, and all such taxes, fees and expenses of the parties hereto shall be paid prior to Closing.

22. Notices. Any notice, request, instruction or other document required by the terms of this Agreement, or deemed by any of the parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by prepaid telegram or delivered or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the following addresses:

TO ANFS:

AmeriNet Financial Services, Inc.
3400 Inland Empire Blvd., Suite 205
Ontario, CA 91764
Attn: John J. Pembroke

TO JNE or RETN:

Jones Naughton Entertainment, Inc.
6255 Sunset Blvd., Suite 2000
Los Angeles, CA 90028
Attn:  Joe Naughton

with a copy to:

M. Richard Cutler
Cutler & Alami
610 Newport Center Drive, Suite 800
Newport Beach, CA 92660

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given forty-eight (48) hours after deposit thereof in the United States mail. If notice is given by telegraph in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time that the telegraphic agency shall confirm delivery thereof to the addressee.

23. Entire Agreement. This Agreement, together with the Schedule and exhibits hereto, sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement, or in the Schedule 1or exhibits hereto or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

24. Survival of Representations. All statements of fact (including financial statements) contained in the Schedule, the exhibits, the certificates or any other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the respective party hereunder. All representation, warranties agreements and covenants hereunder shall survive the Closing and remain effective regardless of any investigation or audit at any time made by or on behalf of the parties or of any information a party may have in respect thereto. Consummation of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy possessed by any party hereto, notwithstanding that such party knew or should have known at the time of Closing that such right or remedy existed.

25. Incorporated by Reference. The Schedule, the exhibits and all documents (including, without limitation, all financial statements) delivered as part hereof or incident hereto are incorporated as a part of this Agreement by reference.

26. Remedies Cumulative. No remedy herein conferred upon Purchaser is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

27. Execution of Additional Documents. Each party hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

28.  Finders' and Related Fees.  Each of the
parties hereto is responsible for, and shall indemnify the other against, any claim by any third party to a fee, commission, bonus or other remuneration arising by reason of any services alleged to have been rendered to or at the instance of said party to this Agreement with respect to this Agreement or to any of the transactions contemplated hereby.

29.  Governing Law.  This Agreement has been
negotiated and executed in the State of California and shall be construed and enforced in accordance with the laws of such state.

30. Forum. Each of the parties hereto agrees that any action or suit which may be brought by any party hereto against any other party hereto in connection with this Agreement or the transactions contemplated hereby may be brought only in a federal or state court in Orange County, California.

31. Binding Effect and Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, legal representatives and assigns.

32. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written hereinabove.

AMERINET FINANCIAL SERVICES, INC., a
Nevada corporation  ("ANFS")


By:  /s/ John J. Pembroke
John J. Pembroke
Chairman and Chief Executive Officer


JONES NAUGHTON ENTERTAINMENT, INC.
a Colorado corporation  ("JNE")


By:  /s/ Joseph M. Naughton
Joseph M. Naughton
Chairman and Chief Executive Officer